EXHIBIT 10.28
                                 AMENDMENT NO. 2

                    AMENDMENT NO. 2 dated as of October 25, 2005 (this "Amendment") by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Borrower"), Quaker Fabric Corporation, a Delaware corporation (the "Parent"), Bank of America, N.A. and the other lenders party hereto (collectively, the "Lenders", and individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Issuing Bank and Cash Management Bank.

                    WHEREAS, the Parent, the Borrower, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Cash Management Bank are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended and in effect from time to time, the "Credit Agreement"); and

                    WHEREAS, the Parent and the Borrower have requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment.

                    NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    Section l. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

                    Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 herein, the Credit Agreement shall be amended as follows:

                    (a) The Section 1.1 of the Credit Agreement is hereby amended by deleting clause (a) contained in the definition of "Applicable Margin", relettering clause (b) contained therein as clause (a), relettering clause (c) contained therein as clause (b) and relettering clause (d) contained therein as clause (c).

                    (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Availability Reserve" contained therein and substituting in lieu thereof the following new definition:

                           "Availability  Reserve.  (a)  $8,500,000  during the
                  period commencing on the Closing Date and ending on October 31, 2005 and (b) $7,500,000 at all other times."

                  (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition and inserting the same in the appropriate alphabetical location:

                           "Two Quarter Fixed Charge Coverage Ratio. As at any
                  date of determination, the ratio of (a) (i) Consolidated EBITDA for the two Fiscal Quarter period ending on such date of determination minus (ii) the aggregate amount of all Non-Financed Capital Expenditures made during such period minus (iii) the aggregate amount paid, or required to be paid (without duplication), in cash in respect of the current portion of all income taxes for such period minus (iv) the aggregate amount of dividends and distributions permitted to be paid by the Parent under ss.8.4 (if any) and actually paid in cash during such period plus (v) tax refunds received in cash during such period to (b) the sum for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Consolidated Interest Expense for such period and
                  (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capitalized Leases) paid or required to be paid during such period (excluding payments made pursuant to ss.3.2.1(b))."

                  (d) The Credit Agreement is hereby further amended by deleting Section 9.1 thereof and substituting in lieu thereof the following:

                           "9.1. Minimum Consolidated EBITDA. The Parent and the
                  Borrower shall not permit Consolidated EBITDA, determined as at the end of FQ4 of 2005 for the period of four (4) consecutive Fiscal Quarters then ending, to be less than $3,875,000."

                  (e) The Credit Agreement is hereby further amended by deleting Section 9.2 thereof and substituting in lieu thereof the following:

                           "9.2. Fixed Charge Coverage Ratios.

                  (a) Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of each Fiscal Quarter set forth in the table below, to be less than the ratio set forth opposite such Fiscal Quarter in such table:


                  --------------------------------------------- -------------------------------------------
                                 Fiscal Quarter                    Minimum Fixed Charge Coverage Ratio
                  --------------------------------------------- -------------------------------------------
                                  FQ1 of 2006                                   0.75:1.00
                  --------------------------------------------- -------------------------------------------
                                  FQ2 of 2006                                   1.10:1.00
                  --------------------------------------------- -------------------------------------------
                                  FQ3 of 2006                                   1.10:1.00
                  --------------------------------------------- -------------------------------------------
                                  FQ4 of 2006                                   1.10:1.00
                  --------------------------------------------- -------------------------------------------
                   FQ1 of 2007 and each Fiscal Quarter ending                   1.15:1.00
                                   thereafter
                  --------------------------------------------- -------------------------------------------

                  (b) Two Quarter Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Two Quarter Fixed Charge Coverage Ratio, determined as of the end of each Fiscal Quarter set forth in the table below (or at the end of each Fiscal Quarter ending during the period set forth in the table below, as the case may be), to be less than the ratio set forth opposite such Fiscal Quarter in such table:


                  --------------------------------------------- -------------------------------------------
                                 Fiscal Quarter                 Minimum Two Quarter Fixed Charge Coverage
                                                                                  Ratio
                  --------------------------------------------- -------------------------------------------
                                  FQ1 of 2006                                   0.90:1.00
                  --------------------------------------------- -------------------------------------------
                        FQ2 of 2006 through FQ1 of 2007                         1.00:1.00
                  --------------------------------------------- -------------------------------------------

                  Section 3. Conditions Precedent. The Administrative Agent, the Lenders, and each of the Parent and the Borrower agree that this Amendment shall become effective as of October 21, 2005, upon the satisfaction of the following conditions precedent, each in form and substance reasonably satisfactory to the
Agent:

                  (a) The Borrower, each Guarantor and each of the Lenders shall have executed and delivered to the Administrative Agent this Amendment;

                  (b) The Administrative Agent shall have received payment from the Borrower for the account of each Lender executing this Amendment an amendment fee in the amount of 0.25% of the sum of (i) the Commitment of such Lender and (ii) the outstanding principal amount of the Term Loan owning to such Lender;

                  (c) The representations and warranties of each of the Borrower and each Guarantor in each of the Loan Documents to which it is a party shall be true and correct on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date;

                  (d) As of the date hereof, there shall have occurred no Default or Event of Default; and

                  (e) The Administrative Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefor have been provided to the Borrower on or prior to the date hereof.

                  Section 4. Representations and Warranties. Each of the Parent and the Borrower hereby represents and warrants to the Lenders as follows:

                  (a) The execution and delivery by the Borrower and each Guarantor and the performance by each of the Borrower and each Guarantor of each of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, are within the organizational authority of each such Person, have been duly authorized by all necessary proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's organizational documents or of any agreement or other instrument binding upon any such Person;

                  (b) This Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower and/or each Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby, except for such filings which have been made prior to the date hereof and are in full force and effect;

                  (d) The representations and warranties contained in Section 6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date; and

                  (e) Each of the Borrower and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

                  Section 5. Affirmation and Acknowledgment.

                  (a) The Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement, as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents, and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

                  (b) Each Guarantor hereby acknowledges the provisions of this Amendment and hereby confirms and ratifies all of its obligations under the Guaranty and each Loan Document (as amended hereby) to which such Guarantor is a party. Each Guarantor hereby confirms (i) that the Guaranties and each of the other Loan Documents remain in full force and effect and (ii) that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

                  Section 6. No Waiver. Except as otherwise expressly provided for in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or waiver.

                  Section 7. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders upon written demand therefor an amount equal to any and all reasonable out-of-pocket costs, expenses, and liabilities incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment. Amounts payable pursuant to this Section 7 shall be subject to the provisions of Section 15 of the Credit Agreement, as fully as if set forth therein.

                  Section 8. Miscellaneous.

                  (a) This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

                     (b) This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and be secured by the collateral security for the Obligations.

                  (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                      QUAKER FABRIC CORPORATION OF
                                      FALL RIVER
                                      QUAKER FABRIC CORPORATION
                                      QUAKER TEXTILE CORPORATION
                                      QUAKER FABRIC MEXICO, S.A. de C.V.


                                      By: /s/ Paul J. Kelly
                                          -------------------
                                       Name:  Paul J. Kelly
                                       Title: Vice President Finance

                                      BANK OF AMERICA,  N.A. individually and
                                      as Administrative Agent, Issuing Bank and
                                      Cash Management Bank



                                      By: /s/  Matthew T. O'Keefe
                                         ------------------------
                                         Name: Matthew T. O'Keefe
                                        Title: Senior Vice President



                                     WELLS FARGO FOOTHILL, LLC



                                     By:  /s/  Donna Arenson
                                        ----------------------
                                        Name:  Donna Arenson
                                        Title: Assistant Vice President



                                     MERRILL LYNCH CAPITAL, A DIVISION
                                     OF MERRILL LYNCH BUSINESS
                                     FINANCIAL SERVICES INC.



                                     By: /s/  T. Bukowski
                                         ------------------
                                        Name: T. Bukowski
                                       Title: Director